J.P. MORGAN SPECIALTY FUNDS

JPMorgan Research Market Neutral Fund

(Class A, Class B, Class C and Select Class Shares)

(a series of JPMorgan Trust I)

Supplement dated March 15, 2011

to the Prospectus dated February 28, 2011

Effective immediately, the paragraph in the section “The Fund’s Shareholder Servicing Agent” on page 8 of the prospectus is hereby deleted and replaced by the following:

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-RMN-311